SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) March 16, 2004

Registrant, State of Incorporation, Address of
Commission File	Principal Executive Offices and Telephone	I.R.S. employer
Number	Number	Identification Number

1-08788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

None

(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signature
Exhibit Index
Ex-99.1 Press Release Issued March 16, 2004
Ex-99.2 Press Release Issued March 19, 2004

Item 5. Other Events

On March 16, 2004, Sierra Pacific Resources (“SPR”) issued a press release announcing the early tender results in connection with a tender offer for all $300 million in aggregate principal amount of its outstanding 8 ¾% Notes due 2005. A copy of the press release is attached as Exhibit 99.1.

On March 19, 2004, SPR issued a press release announcing that it completed a private placement of its $335 million of 8 5/8% Senior Notes due 2014. A copy of the press release is attached as Exhibit 99.2.

Item 7. Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not required

(b)	Pro forma financial information.

Not required

(c)	Exhibits.

99.1 Sierra Pacific Resources — Press Release issued March 16, 2004 99.2 Sierra Pacific Resources — Press Release issued March 19, 2004

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: March 19, 2004	By: /s/ John E. Brown John E. Brown Vice President, Controller

Exhibit Index

Exhibit 99.1

     Sierra Pacific Resources- Press Release issued March 16, 2004.

Exhibit 99.2

     Sierra Pacific Resources- Press Release issued March 19, 2004.